Exhibit 99.1
Credit Suisse 2011 Energy Summit February 8, 2011 Thomas J. Webb Executive Vice President and CFO Growing Forward

This presentation is made as of the date hereof and contains "forward-looking statements" as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with "FORWARD- LOOKING STATEMENTS AND INFORMATION" and "RISK FACTORS" sections of CMS Energy's and Consumers Energy's Form 10-K for the year ended December 31 and as updated in subsequent 10-Qs. CMS Energy's and Consumers Energy's "FORWARD-LOOKING STATEMENTS AND INFORMATION" and "RISK FACTORS" sections are incorporated herein by reference and discuss important factors that could cause CMS Energy's and Consumers Energy's results to differ materially from those anticipated in such statements. CMS Energy and Consumers Energy undertake no obligation to update any of the information presented herein to reflect facts, events or circumstances after the date hereof. The presentation also includes non-GAAP measures when describing CMS Energy's results of operations and financial performance. A reconciliation of each of these measures to the most directly comparable GAAP measure is included in the appendix and posted on our website at www.cmsenergy.com. CMS Energy expects 2010 reported earnings to be about the same as adjusted earnings. Reported earnings could vary because of several factors. CMS Energy is not providing reported earnings guidance reconciliation because of the uncertainties associated with those factors. 1

2010 Progress . . . . Fair and timely regulation Utility investment Customer value Safe, excellent operations Consistent financial performance 2 .. . . . on all fronts.

Regulatory Progress Through . . . . 3 .. . . . two cycles since 2008 comprehensive Energy Law. 2009 Filed $214 M Self-Imp $179 M Order $139 M 2010 Filed $178 M Self-Imp $150 M Order $146 M 2009 Filed $114 M Self-Imp $89 M Order $66 M 2010 Filed $55 M Self-Imp TBD Order TBD 78% 97% 74% 2008 2009 2010 2011 Electric Gas 2008 2009 2010 2011

Michigan Economic Recovery . . . . 4 .. . . . reflected in rebound. Ford 2010 net income of $6.6 billion; highest in more than 10 years GM ramping up Volt production, to meet strong demand Gerdau MacSteel will invest $67 million in Michigan plant North America's largest plant for lithium-ion auto batteries-A123 Systems - opens in Livonia Ford plans to hire more than 7,000 over the next two years; adding third shift at Wayne Assembly Plant GM to add third shift and approximately 750 jobs in Flint

Electric Sales Trend (weather adjusted) . . . . Industrial Sales .. . . . continues to improve in our service territory, led by industrial customers. Total 2009 2010 2011 Year over Year Comparison by Quarter 2009 2010 2011 Forecast 10% 2% 5 Forecast

Capital Investment . . . . 2010 2011 2012 2013 2014 2015 Average Rate Base (bils) $10.2 $10.8 $11.6 $12.5 $13.4 0 Rate Base Bils $ Present Rate Base 5%-7% Reliability/Deliverability Renewables Smart Grid Environmental Maintenance Depreciation .. . . . provides strong earnings growth. Utility Investment $6.4 Billion 2011-2015 6

Renewable Energy Plans . . . .

CMS ENERGY



Renewable Facilities
Proposed Company-owned Wind Facilities
New Power Purchase Agreements (287 MW)
Upper Peninsula
Lake Winds Energy Park
Cross Winds Energy Park

- Michigan energy law requires:
  - 10% renewables by 2015
  - Purchase 50% and build 50%
- Plan to invest $600 million over next five years, primarily on wind power
- Lake Winds Energy Park – 100 MW operational in 2012
- Cross Winds Energy Park – 150 MW operational in 2014

. . . increase renewables from 5% to 8% in 2012 and 10% by 2015.

7

Ludington Pumped Storage Upgrade . . . . 8 .. . recently announced at $1 billion.

Environmental Upgrades . . . . .. . . . are recovered in customer rates. Pollution Control Equipment Baghouse Dry Scrubber Activated Carbon SCR Boiler Burners $1.5 billion investment 2011-2015 Clean Air Act Clean Water Act Other state and federal regulations Expenditures for environmental equipment for: NOx reduction SO2 reduction Mercury reduction 9

10 Investment Creates . . . . .. . . . 5% -7% EPS and OCF growth. 2008 2009 2010 2011 2012 2013 2014 2015 CF after Capex -598 39 -22 20 -76 -31 -326 -144 73 160 220 325 479 384 497 271 CF after dividends 756 726 790 676 814 898 1032 987 CF after working capital 81 113 137 166 184 210 230 250 CF after interest 698 44 138 165 82 141 278 452 Operating cash flow 335 362 355 379 400 417 456 505 Amount (bils) $ Operating cash flow a up $0.1 billion per year $1.9 Interest Working capital and taxes Base Investment $1.3 $1.6 $1.7 $1.8 $1.5 $2.0 Cash flow before dividend Investment choices _ _ _ _ _ a Non-GAAP

Best in Class Risk Management . . . . .. . . . mitigates volatility. Old Opportunities Old Risks Decouple Decouple Cost Performance Reinvest 11

Earnings Per Share (adjusted non-GAAP) . . . . 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 History 0.81 0.9 0.96 1.08 0.84 1.21 1.26 2009 Plan 1.35 1.43 1.5 1.58 1.68 1.77 5% - 7% (2010-15) .. . . . growth track record continues to support 10% - 12% TSR growth. 2003 - 2009 8% Growth Dividend Annual ¢/share _ _ _ _ _ a $1.25 excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock b Pre increase b 12

Michigan Political Leadership Senate Majority Leader: Randy Richardville Minority Leader: Gretchen Whitmer Technology and Energy Committee Chair: Mike Nofs House Speaker: Jase Bolger Minority Leader: Richard Hamel Energy and Technology Committee Chair: Ken Horn 13 Chair Senate Carl Levin Armed Services Debbie Stabenow Agriculture, Nutrition and Forestry House Fred Upton Energy and Commerce Dave Camp Ways and Means Mike Rogers Intelligence Sandy Levin Ranking Democrat, Ways and Means State United States

Key Takeaways . . . . Diversified Utility investment boosts rate base, EPS, and operating cash flow Michigan economy showing signs of improvement Solid liquidity position Risk mitigation through regulatory framework File and implement ratemaking reduces regulatory lag Sales decoupling mitigates revenue volatility Commodity cost recovery mechanism reduces price risk Consistent financial performance 14 .. . . . strong track record continues.

Appendix

Michigan Public Service Commission (MPSC) Composed of three members appointed by the Governor with the advice and consent of the Senate Appointed to serve staggered six-year terms No more than two Commissioners may represent the same political party One Commissioner is designated as Chairman by the Governor Orjiakor Isiogu, Chairman Appointed: 9/9/07 Term Ends: 7/2/13 Democrat Monica Martinez, Commissioner Appointed: 7/3/05 Term Ends: 7/2/11 Democrat Greg White, Commissioner Appointed: 12/4/09 Term Ends: 7/2/15 Independent Appendix 1

Gas Rate Case Staff Company Proposal (mils) (mils) Sales $ 4 $ (2) O&M 16 2 Investment and other 30 25 Cost of capital 5 (20) Total $55 a $ 5 Rate base (bils) $2.90 $2.86 Equity ratio - financial 48.9% 49.1% Return on equity 11.0 10.1 Trackers Sales Yes Yes Uncollectibles No No Pension No No Key Differences Company and Staff Positions Amount (mils) Company $55 Changes: ROE at 10.1% vs 11% $ (17) Lower LAUF and cost of gas (11) Third party revenues (6) Lower debt cost, other (16) Total changes $(50) Staff proposal $ 5 _ _ _ _ a Plan to self-implement $48 million on February 10 Appendix 2

PRINT THIS PAGE AS NOTES PAGE

Utility Risk Mitigation . . . . Appendix 4 $6.1 Billion a Sales $5.5 Billion a Cost _ _ _ _ _ a Estimated 2010 .. . . . enhanced with decoupling.

GAAP Reconciliation

CMS Energy
Earnings Reconciliation By Quarter and Year
December 31
Reconciliation of reported measures prepared in accordance with
Generally Accepted Accounting Principles (GAAP) versus non-GAAP measures

	Unaudited Quarters
(millions, except per share amounts)	1Q03	2Q03	3Q03	4Q03	FY 2003

Reported net income	$82	$(65)	$(69)	$8	$(44)

After-tax items:
Electric and gas utility other				30	30
Enterprises other	5	7	62	37	111
Corporate other	1		19	4	24
Discontinued operations	(31)	53	(2)	(43)	(23)
Cumulative accounting changes	24				24

Ongoing earnings (non-GAAP)	$81	$(5)	$10	$36	$122

Average shares outstanding, basic	144.1	144.1	152.2	161.1	150.4

Average shares outstanding, diluted	165.0	144.1	152.2	161.1	150.4

Reported earnings per share	$0.52	$(0.45)	$(0.46)	$0.05	$(0.30)

After-tax items
Electric and gas utility other				0.19	0.21
Enterprises other	0.03	0.05	0.41	0.23	0.74
Corporate other			0.12	0.02	0.16
Discontinued operations	(0.19)	0.37	(0.01)	(0.27)	(0.16)
Cumulative accounting changes	0.14				0.16

Ongoing earnings per share (non-GAAP)	$0.50	$(0.03)	$0.06	$0.22	$0.81

Note: Year-to-date (YTD) EPS may not equal sum of quarters due to share count differences.

2003 A-1

CMS Energy
Earnings Reconciliation By Quarter and Year
Reconciliation of reported measures prepared in accordance with
Generally Accepted Accounting Principles (GAAP) versus non-GAAP measures

	Unaudited				31-Dec
(millions, except per share amounts)	1Q04*	2Q04	3Q04	4Q04	FY 2004

Reported net income — GAAP	$(9)	$16	$56	$47	$110

After-tax items:
Electric and gas utility other				(67)	(67)
Enterprises other	88		(29)	48	107
Corporate other	(7)		(1)	1	(7)
Discontinued operations	2		(8)	10	4
Cumulative accounting changes	2				2

Adjusted earnings, including M-T-M	$76	$16	$18	$39	$149
Mark-to-market impacts	NM	(13)	9	9	5

Adjusted earnings, excluding M-T-M	$76	$3	$27	$48	$154

Average shares outstanding, basic	161.1	161.2	161.5	190.2	168.6

Average shares outstanding, diluted	161.1	164.2	165.0	194.0	172.1

Reported earnings per share — GAAP	$(0.06)	$0.10	$0.34	$0.24	$0.64
After-tax items
Electric and gas utility other				(0.35)	(0.39)
Enterprises other	0.56		(0.17)	0.25	0.62
Corporate other	(0.05)		(0.01)	0.01	(0.03)
Discontinued operations	0.01		(0.05)	0.05	0.02
Cumulative accounting changes	0.01				0.01

Adjusted earnings per share, including M-T-M	$0.47	$0.10	$0.11	$0.20	$0.87
Mark-to-market impacts	NM	(0.08)	0.06	0.05	0.03

Adjusted earnings per share, excluding M-T-M	$0.47	$0.02	$0.17	$0.25	$0.90

Note: Year-to-date & full-year EPS may not equal sum of quarters due to share count differences.

*	Quarterly amounts differ from amounts previously reported due to accelerating the measurement date on our benefit plans by one month and the remeasurement of our post retirement obligation.

NM:	Not meaningful.

2004 A-1

CMS Energy
Earnings Reconciliation By Quarter and Year
Reconciliation of reported measures prepared in accordance with
Generally Accepted Accounting Principles (GAAP) versus non-GAAP measures

	Unaudited				31-Dec
(millions, except per share amounts)	1Q05	2Q05	3Q05	4Q05	FY 2005

Reported net income — GAAP	$150	$27	$(265)	$(6)	$(94)

After-tax items:
Electric and gas utility other
Enterprises other	(2)	(1)	(1)	13	9
Corporate other		1		8	9
Discontinued operations				(14)	(14)
Asset impairment			385		385

Adjusted earnings, including M-T-M	$148	$27	$119	$1	$295
Mark-to-market impacts	(75)	19	(75)	40	(91)

Adjusted earnings, excluding M-T-M	$73	$46	$44	$41	$204

Average shares outstanding, basic	195.3	217.9	219.6	218.5	211.8

Average shares outstanding, diluted	206.3	228.9	219.6	218.5	211.8

Reported earnings per share — GAAP	$0.74	$0.12	$(1.21)	$(0.03)	$(0.44)

After-tax items
Electric and gas utility other
Enterprises other	(0.01)	NM	NM	0.06	0.04
Corporate other		NM		0.03	0.04
Discontinued operations				(0.06)	(0.07)
Asset impairment			1.75		1.82

Adjusted earnings per share, including M-T-M	$0.73	$0.12	$0.54	$0.00	$1.39
Mark-to-market impacts	(0.36)	0.08	(0.34)	0.19	(0.43)

Adjusted earnings per share, excluding M-T-M	$0.37	$0.20	$0.20	$0.19	$0.96

Note: Year-to-date & full-year EPS may not equal sum of quarters due to share count differences.

2005 A-1

CMS Energy
Earnings Reconciliation By Quarter and Year
Reconciliation of reported measures prepared in accordance with
Generally Accepted Accounting Principles (GAAP) versus non-GAAP measures

	Unaudited
	2006				2006
(In millions, except per share amounts)	1Q	2Q	3Q	4Q	Dec YTD

Reported net income — GAAP	$(27)	$72	$(103)	$(32)	$(90)

After-tax items:
Electric and gas utility other	—	—	—	—	—
Enterprises other	—	—	(29)	25	(4)
Corporate interest and other	2	(15)	4	82	73
Discontinued operations (gain)	(1)	(2)	(1)	(2)	(6)
Asset impairment charges	—	—	169	—	169

Adjusted earnings, including MTM	$(26)	$55	$40	$73	$142
Mark-to-market impacts	74	21	30	(13)	112

Adjusted earnings, excluding MTM	$48	$76	$70	$60	$254

Average shares outstanding, basic	219.1	219.6	220.1	220.6	219.9
Average shares outstanding, diluted	219.1	229.6	220.1	220.6	219.9

Reported earnings per share — GAAP	$(0.12)	$0.31	$(0.47)	$(0.15)	$(0.41)

After-tax items
Electric and gas utility other	—	—	—	—	—
Enterprises other	—	—	(0.13)	0.11	(0.02)
Corporate other	0.01	(0.07)	0.02	0.38	0.27
Discontinued operations	(0.01)	(0.01)	—	(0.01)	(0.03)
Asset impairment charges	—	—	0.76	—	0.76

Adjusted earnings per share, including MTM	$(0.12)	$0.23	$0.18	$0.33	$0.57
Mark-to-market impacts	0.34	0.10	0.13	(0.06)	0.51

Adjusted earnings per share, excluding MTM	$0.22	$0.33	$0.31	$0.27	$1.08

Note: Year-to-date (YTD) EPS may not equal sum of quarters due to share count differences.
NM: Not Meaningful.

2006 A-1

CMS Energy Corporation
Earnings By Quarter and Year GAAP Reconciliation
(Unaudited)

	(In millions, except per share amounts)
	2007
	1Q	2Q	3Q	4Q	Dec YTD

Reported net income (loss) — GAAP	($215)	$33	$82	($127)	($227)

After-tax items:
Electric and gas utility	4	—	—	—	4
Enterprises	49	19	(10)	222	280
Corporate interest and other	(81)	32	9	(38)	(78)
Discontinued operations (income) loss	178	(91)	—	2	89
Asset impairment charges, net	157	25	(49)	—	133

Adjusted income — non-GAAP	$92	$18	$32	$59	$201

Average shares outstanding, basic	221.5	222.6	223.0	223.4	222.6
Average shares outstanding, diluted	221.5	222.6	241.3	223.4	222.6

Reported earnings (loss) per share — GAAP	($0.97)	$0.15	$0.34	($0.57)	($1.02)

After-tax items:
Electric and gas utility	0.01	—	—	—	(0.07)
Enterprises	0.23	0.08	(0.04)	0.99	1.25
Corporate interest and other	(0.36)	0.15	0.03	(0.17)	(0.32)
Discontinued operations (income) loss	0.80	(0.41)	—	0.01	0.40
Asset impairment charges, net	0.71	0.11	(0.20)	—	0.60

Adjusted earnings per share — non-GAAP	$0.42	$0.08	$0.13	$0.26	$0.84

(In millions, except per share amounts)	2008
	1Q		2Q	3Q	4Q	Dec YTD

Reported net income — GAAP	$102		$44	$78	$60	$284

After-tax items:
Electric and gas utility	—		1	6	5	12
Enterprises	*		(4)	*	1	(3)
Corporate interest and other	—		—	(6)	1	(5)
Discontinued operations (income) loss	(1)		1	(1)	*	(1)

Adjusted income — non-GAAP	$101		$42	$77	$67	$287

Average shares outstanding, basic	225.2		225.4	225.8	226.3	225.7
Average shares outstanding, diluted	237.6		240.6	236.3	228.1	236.2

Reported earnings per share — GAAP	$0.43		$0.18	$0.33	$0.26	$1.20

After-tax items:
Electric and gas utility	—		0.01	0.02	0.03	0.05
Enterprises	*		(0.02)	0.01	0.01	(0.02)
Corporate interest and other	—		—	(0.03)	*	(0.02)
Discontinued operations (income) loss	(*	)	—	(0.01)	*	(* )

Adjusted earnings per share — non-GAAP (a)	$0.43		$0.17	$0.32	$0.30	$1.21

Note:	Year-to-date (YTD) EPS may not equal sum of quarters due to share count differences.

*	Less than $500 thousand or $0.01 per share.

(a)	Excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock, adjusted earnings per share was $0.44, $0.19, $0.33, $0.30, and $1.25, respectively.

2008 A-1

CMS ENERGY CORPORATION
Earnings By Quarter and Year GAAP Reconciliation
(Unaudited)

(In millions, except per share amounts)	2009
	1Q	2Q	3Q	4Q		Dec YTD

Reported net income — GAAP	$70	$75	$67	$6		$218

After-tax items:
Electric and gas utility	—	—	—	79		79
Enterprises	*	16	2	4		22
Corporate interest and other	*	1	1	(1)		1
Discontinued operations (income) loss	1	(25)	1	3		(20)

Adjusted income — non-GAAP	$71	$67	$71	$91		$300

Average shares outstanding, basic	226.6	226.9	227.3	227.8		227.2
Average shares outstanding, diluted	233.2	234.6	238.5	243.0		237.9

Reported earnings per share — GAAP	$0.30	$0.32	$0.28	$0.02		$0.91

After-tax items:
Electric and gas utility	—	—	—	0.33		0.33
Enterprises	*	0.07	0.01	0.02		0.09
Corporate interest and other	*	*	*	(*	)	0.01
Discontinued operations (income) loss	0.01	(0.11)	0.01	0.01		(0.08)

Adjusted earnings per share — non-GAAP	$0.31	$0.28	$0.30	$0.38		$1.26

(In millions, except per share amounts)		2010

	1Q	2Q	3Q

Reported net income — GAAP	$85	$80	$134

After-tax items:
Electric and gas utility	6	—	—
Enterprises	1	(31)	(2)
Corporate interest and other	*	*	—
Discontinued operations loss	1	16	*

Adjusted income — non-GAAP	$93	$65	$132

Average shares outstanding, basic	228.0	228.2	229.0
Average shares outstanding, diluted	246.5	247.6	254.7

Reported earnings per share — GAAP	$0.34	$0.32	$0.53

After-tax items:
Electric and gas utility	0.03	—	—
Enterprises	*	(0.13)	(0.01)
Corporate interest and other	*	*	—
Discontinued operations loss	0.01	0.07	*

Adjusted earnings per share — non-GAAP	$0.38	$0.26	$0.52

Note:	Year-to-date (YTD) EPS may not equal sum of quarters due to share count differences.

*	Less than $500 thousand or $0.01 per share.

2010 A-1

CMS Energy Corporation
Earnings Segment Results GAAP Reconciliation
(Unaudited)

	Three Months Ended			Nine Months Ended
September 30	2010		2009	2010	2009

Electric Utility
Reported		$0.61	$0.46	$1.12	$0.92
Downsizing Program		—	—	0.02	—

Adjusted		$0.61	$0.46	$1.14	$0.92

Gas Utility
Reported		$0.01	$(0.05)	$0.28	$0.22
Downsizing Program		—	—	0.01	—

Adjusted		$0.01	$(0.05)	$0.29	$0.22

Enterprises
Reported		$0.04	$0.02	$0.21	$(0.03)
Asset Sales (Gain) Loss and Other		(0.01)	0.01	(0.13)	0.08

Adjusted		$0.03	$0.03	$0.08	$0.05

Corporate Interest and Other
Reported		$(0.13)	$(0.14)	$(0.35)	$(0.31)
Asset Sales Loss and Other		—	*	*	0.01

Adjusted		$(0.13)	$(0.14)	$(0.35)	$(0.30)

Discontinued Operations
Reported	$	(* )	$(0.01)	$(0.07)	$0.10
Discontinued Operations Loss (Gain)		*	0.01	0.07	(0.10)

Adjusted		$—	$—	$—	$—

Totals
Reported		$0.53	$0.28	$1.19	$0.90
Discontinued Operations Loss (Gain)		*	0.01	0.07	(0.10)
Downsizing Program		—	—	0.03	—
Asset Sales (Gain) Loss and Other		(0.01)	0.01	(0.13)	0.09

Adjusted		$0.52	$0.30	$1.16	$0.89

Average Common Shares Outstanding — Diluted (in millions)		254.7	238.5	249.8	235.7

*	Less than $0.01 per share.

2010 A-2

Consumers Energy
2010 Forecasted Cash Flow GAAP Reconciliation (in millions) (unaudited)

		Reclassifications From Sources and Uses to Statement of Cash Flows
Presentation Sources and Uses		Tax	Interest	Pension	Accts/Rec	Capital	Securitization	Preferred	Common	Consolidated Statements of Cash Flows
	non-GAAP	Sharing	Payments	Contribution	Financing	Lease Pymts	Debt Pymts	Dividends	Dividends	GAAP
Description	Amount	Operating	as Operating	as Operating	as Operating	as Financing	as Financing	as Financing	as Financing	Amount	Description
Cash at year end 2009	$39	$—	$—	$—	$—	$—	$—	$—	$—	$39	Cash at year end 2009

Sources
Operating	$1,485	$(130)	$(221)	$—	$—	$23	$35	$—	$—	$1,192
Other working capital	(30)	—	—	(97)	(50)	—	—	—	—	(177)

Sources	$1,455	$(130)	$(221)	$(97)	$(50)	$23	$35	$—	$—	$1,015	Net cash provided by operating activities

Uses
Interest and preferred dividends	$(223)	$—	$221	$—	$—	$—	$—	$2	$—	$—
Pension Contribution	(97)	—	—	97	—	—	—	—	—	—
Capital expenditures	(950)	—	—	—	—	—	—	—	—	(950)
Dividends/tax sharing to CMS	(490)	130	—	—	—	—	—	—	360	—

Uses	$(1,760)	$130	$221	$97	$—	$—	$—	$2	$360	$(950)	Net cash provided by investing activities

Cash flow	$(305)	$—	$—	$—	$(50)	$23	$35	$2	$360	$65	Cash flow from operating and investing activities

Financing
Equity	$250	$—	$—	$—	$—	$—	$—	$(2)	$—	$248
New Issues	600	—	—	—	—	—	—	—	—	600
Retirements	(446)	—	—	—	—	(23)	(35)	—	(360)	(864)
Net short-term financing & other	(53)	—	—	—	50	—	—	—	—	(3)

Financing	$351	$—	$—	$—	$50	$(23)	$(35)	$(2)	$(360)	$(19)	Net cash provided by financing activities

Net change in cash	$46	$—	$—	$—	$—	$—	$—	$—	$—	$46	Net change in cash

Cash at year end 2010	$85	$—	$—	$—	$—	$—	$—	$—	$—	$85	Cash at year end 2010

2010 A-3

CMS Energy Parent
2010 Forecasted Cash Flow GAAP Reconciliation (in millions) (unaudited)

		Reclassifications From Sources and Uses to Statement of Cash Flows
Presentation Sources and Uses		Interest	Overheads &	Other	Preferred	Cash From	Consolidated Statements of Cash Flows
	non-GAAP	Payments	Tax Payments	Uses (a)	Dividends	Consolidated	GAAP
Description	Amount	as Operating	as Operating	as Operating	as Financing	Companies	Amount	Description
Cash at year end 2009	$23	$—	$—	$—	$—	$28	$51	Cash at year end 2009

Sources
Consumers Energy dividends/tax sharing	$490	$(122)	$(20)	$—	$—	$—	$348
Enterprises	30						30
Insurance settlement	50	—	—	(8)	—	10	52

Sources	$570	$(122)	$(20)	$(8)	$—	$10	$430	Net cash provided by operating activities

Uses
Interest and preferred dividends	$(130)	$122	$—	$—	$8	$—	$—
Overhead and Federal tax payments	(20)	—	20	—	—	—	—
Pension Contributions	(3)	—	—	—	—	—	(3)
Equity infusions	(250)	—	—	8	—	(85)	(327)

Uses (a)	$(415)	$122	$20	$8	$8	$(85)	$(342)	Net cash provided by investing activities

Cash flow	$155	$—	$—	$—	$8	$(75)	$88	Cash flow from operating and investing activities

Financing and dividends
New Issues	$550	$—	$—	$—	$(8)	$105	$647
Retirements	(314)	—	—	—	—	(40)	(354)
Net short-term financing & other	(23)	—	—	—	—	—	(23)
Common dividend	(151)	—	—	—	—	—	(151)

Financing	$62	$—	$—	$—	$(8)	$65	$119	Net cash provided by financing activities

Net change in cash	$217	$—	$—	$—	$—	$(10)	$207	Net change in cash

Cash at year end 2010	$240	$—	$—	$—	$—	$18	$258	Cash at year end 2010

(a)	Includes other and roundings

2010 A-4

Consolidated CMS Energy
2010 Forecasted Consolidation of Consumers Energy and CMS Energy Parent Statements of Cash Flow (in millions) (unaudited)

			Eliminations/Reclassifications to Arrive at
			the Consolidated Statement of Cash Flows
Statements of Cash Flows			Consumers	Equity
	Consumers	CMS Parent	Common Dividend	Infusions to	Consolidated Statements of Cash Flows
Description	Amount	Amount	as Financing	Consumers	Amount	Description
Cash at year end 2009	$39	$51	$—	$—	$90	Cash at year end 2009

Net cash provided by operating activities	$1,015	$430	$(360)	$—	$1,085	Net cash provided by operating activities

Net cash provided by investing activities	(950)	(342)	—	250	(1,042)	Net cash provided by investing activities

Cash flow from operating and investing activities	$65	$88	$(360)	$250	$43	Cash flow from operating and investing activities

Net cash provided by financing activities	$(19)	$119	$360	$(250)	$210	Net cash provided by financing activities

Net change in cash	$46	$207	$—	$—	$253	Net change in cash

Cash at year end 2010	$85	$258	$—	$—	$343	Cash at year end 2010

2010 A-5

CMS Energy
Reconciliation of 2010 Operating Cash Flow Target to GAAP Operating Activities
(unaudited)

	Amount
	(mils)
Consumers Operating (Consumers PTOI + Depreciation)	$1,485
Enterprises (Project Cash Flows)	30

Operating Cash Flow	$1,515	non-GAAP
Other operating activies including taxes, interest payments and working capital	(430)

Net cash provided by operating activites	$1,085	GAAP

2010 A-6